UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

Evolent Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 N. Glebe Road, Suite 500, Arlington, Virginia		22203
(Address of principal executive offices)		(Zip Code)

(571) 389-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 3, 2022, Evolent Health, Inc., (the “Company”) filed a prospectus supplement to its Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 3, 2022 (No. 333-266495) (the “Registration Statement”), under the Securities Act with respect to the resale by selling stockholders named in the prospectus supplement, of up to 3,741,731 shares of the Company’s Class A common stock, par value $0.01 per share, that were issued by the Company to such selling stockholders as share consideration in connection with the Company’s acquisition of Implantable Provider Group, Inc. In connection with filing of such prospectus supplement, the Company is filing a legal opinion as Exhibit No. 5.1 to this current report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of King & Spalding LLP

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: August 3, 2022	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary (Duly Authorized Officer)